B. Riley & Co. 9th Annual Investors Conference Las Vegas, NV April 4, 2008 Presenter: Brad Larson, CEO

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 Our presentation includes, and our response to various questions may include, forward-looking statements that involve risks and uncertainties. These statements relate to future events or our future financial performance. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," or "continue," the negative of these terms or other comparable terminology. We base these statements on our beliefs as well as assumptions we made using information currently available to us. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, including other risks discussed from time to time in the Company's Securities and Exchange Commission filings and reports, including the Company's Annual Report on Form 10-K for the year ended December 31, 2007. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation, except as may be required by law.

Provides CONSTRUCTION SERVICES throughout Arizona and Southern Nevada Provides CONSTRUCTION MATERIALS primarily in Las Vegas and Phoenix metro markets Leader in high growth markets Outstanding track record of performance in both core segments Strong, long-tenured management Positive macroeconomic trends Market Snapshot Ticker: MVCO Stock Price (3/25/08): $9.20 Shares Outstanding: 5,148,404 Market Cap: ~$47.4 million 2007 Revenue $205.9 million, EPS $0.77 Business Overview

Business Segments 1) Construction Services: Meadow Valley Contractors, Inc. MVCI focuses on building transportation infrastructure such as roads, bridges, urban freeways, airport and runway construction and other transportation-related projects 100.0% owned Over $1.0 billion of projects since 1980 2) Construction Materials: Ready Mix, Inc. (RMI) Consists of three concrete batching facilities in Las Vegas, NV and two batch plants in the Phoenix, AZ metro area RMI's customers include concrete subcontractors, prime contractors, homebuilders, commercial and industrial property developers, pool builders and homeowners Long-term mining leases allow RMI to operate its own quarry in Moapa, NV 69.4% owned (30.6% publicly owned; AMEX: RMX) Founded in 1996, began operating in 1997

The Services Segment constructs public (~85.0%) and private (~15.0%) projects Service Segment

Materials Segment The Materials Segment makes and sells construction materials Ready-mix concrete Sand and gravel

Residential Commercial & Industrial Highway & Street Highway & Street Targeted Construction Industry Sectors

Existing management team took the company public and completed a subsequent financing to fuel growth Increased shareholder value since IPO Started Ready Mix Inc. as a Greenfield Grew that business from scratch to 2006 revenue of $83.6M and $9.0M in EBITDA 2002 2003 2004 2005 2006 2007 Services 113028 109922 107976 116822 111936 129262 Materials 38020 44185 58855 67051 83152 75620 2002 2003 2004 2005 2006 2007 Services -514 -949 -1866 1718 2507 3369 Materials 1252 1040 2440 2486 3339 1355 Management's Track Record Consolidated Revenue ($000s) Consolidated Net Income1 ($000s) 1 Before minority interest deduction and Materials Testing Segment included in Services Segment.

"The outlook for 2008 has been revised downward slightly but is still fairly strong, particularly for certain nonresidential and nonbuilding segments. The housing sector is not expected to recover until 2009, but nonresidential and nonbuilding construction will be strong enough to offset this loss in 2008." - FMI Corporation, "The 2008 U.S. Markets Construction Overview" "Measured optimism seems to be the prevailing sentiment of this year's Forecast - our signature Optimism Quotient (OQ) is a few points lower this year. Most see non-residential activity continuing at about the same pace while others are more cautious." - "2008 Wells Fargo Construction Industry Forecast" Current Views on the Industry The high growth metropolitan areas in the Sunbelt consist of multiple commercial nodes and low density subdivision projects, served almost entirely by a spider web of roads.

1 Source: U.S. Census Bureau's State & Metropolitan Area Data Book: 2006 Population growth between 2000-2005 Growth Drivers Macro Population growth (NV #1, AZ #21) Job growth Federal transportation legislation (SAFETEA-LU) Local transportation funding initiatives Micro Construction Services Segment Risk analysis/Estimating abilities Project management & execution Increasing bonding capacity Construction Materials Segment Strategically-placed batch plants Growing delivery capacity Control of raw materials/reserves Marketing/Customer service

Existing batch plants prior to 2006 New batch plants added in 2006 PHOENIX METRO AREA LAS VEGAS METRO AREA Moapa RMI's Batch Plant Location and Delivery Capacity

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Services 136774 171879 193921 143357 138398 113028 109922 107976 116822 111936 129262 Materials 9499 15157 16081 20216 35664 38020 44185 58855 67051 83152 75620 Increasing Bonding Limits Decreasing/Static Bonding Limits Revenue by Segment Increasing Bonding Limits

2002 2003 2004 2005 2006 2007 MVCI 4038 3321 4354 11362 14107 13052 $14,107 $11,362 $4,354 $3,321 $4,038 Consolidated EBITDA ($ 000's)(1) (1) Does not include interest expense that is part of COGS. $13,052

2006 2007 MVCI 35553 36173 2006 2007 MVCI 19167 16587 2006 2007 Cash 27256 22971 WORKING CAPITAL and CASH AND CASH EQUIV TOTAL DEBT PP&E STOCKHOLDERS' EQUITY 2006 2007 MVCI 31341 34527 For Qtr Ended 12/31/07 Total Diluted Shares Outstanding = 5,306,294 For Qtr Ended 12/31/06 Total Diluted Shares Outstanding = 4,621,124 Cash & Cash Equiv = $29,355 Selected Balance Sheet Items ($ 000's) Cash & Cash Equiv = $28,146

Accomplishments & Growth Opportunities In 2006, MVCO: Added two new batch plants, 34 trucks, and two new sand & gravel operations. Increased bonding capacity from $120 million to $200 million. Increased backlog by 31%. In 2007 MVCO: Increased bonding capacity from $200 million to $250 million. Increased backlog by 93% from $89.5 million to $172.4 million. Beyond 2007 MVCO: Expect increased bidding opportunities resulting from increased bonding capacity. Will further expand materials segment capacity as demand increases.